GOLDMAN SACHS TRUST

Class R Shares

of the

Goldman Sachs Long Short Credit Strategies Fund

(the “Fund”)

Supplement dated December 15, 2023 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated July 28, 2023, each as supplemented to date.

At a meeting held on December 12-13, 2023, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees of the Goldman Sachs Trust (the “Trust”) approved, on behalf of the Fund, the termination of Class R Shares of the Fund (the “Termination”). The Termination is expected to occur on or about February 13, 2024 or on such other date as the officers of the Trust determine (the “Termination Date”).

Accordingly, effective immediately, in anticipation of the Termination, Class R Shares of the Fund will no longer be sold to new investors. Existing shareholders may continue to purchase shares until February 9, 2024.

In connection with the Termination, all outstanding Class R Shares on the Termination Date will be automatically redeemed by the Fund. At any time prior to the Termination Date, Class R Shareholders may redeem or exchange their shares, as provided in the Prospectus.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

FIALT1LIQSTK 12-23